UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2012

EAGLE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-20146	54-1601306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 East Main Street P.O. Box 391 Berryville, Virginia		22611
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (540) 955-2510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 19, 2012, the Registrant issued a press release announcing the board of directors’ declaration of a cash dividend payable February 14, 2012. A copy of the company’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is being furnished pursuant to Item 8.01 above.

Exhibit No.	Description

99.1	Press release dated January 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2012

Eagle Financial Services, Inc.

By:	/s/ KATHLEEN J. CHAPPELL
Kathleen J. Chappell
Vice President and CFO

Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 19, 2012.